AMENDMENT NO. 4
                             TO AMENDED AND RESTATED
                          WAREHOUSING CREDIT AGREEMENT
                              (TEC AcquiSub, Inc.)


         THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED WAREHOUSING CREDIT AGREEMENT dated as of November 3, 1997 (the "Amendment"), is entered into by and among TEC ACQUISUB, INC., a California special purpose corporation ("Borrower"), FIRST UNION NATIONAL BANK OF NORTH CAROLINA ("FUNB") and each other financial institution which may hereafter execute and deliver an instrument of assignment pursuant to Section 11.10 of the Credit Agreement (as defined below) (any one financial institution individually, a "Lender," and collectively, "Lenders"), and FUNB, as agent on behalf of Lenders (not in its individual capacity, but solely as agent, "Agent"). Capitalized terms used herein without definition shall have the same meanings herein as given to them in the Credit Agreement.

                                    RECITALS

         A. Borrower, Lenders and Agent have entered into that Amended and Restated Warehousing Credit Agreement dated as of September 27, 1995, as amended by that Amendment No. 1 to Amended and Restated Credit Agreement dated as of May 31, 1996, that Amendment No. 2 to Amended and Restated Credit Agreement dated as of November 5, 1996 and that Amendment No. 3 to Amended and Restated Credit Agreement dated as of October 3, 1997 (as so amended, the "Credit Agreement"), pursuant to which Lenders have agreed to extend and make available to Borrower certain advances of money.

         B. Borrowers desire that Lenders and Agent amend the Credit Agreement to (i) extend the Commitment Termination Date from November 3, 1997 to December 2, 1997 and (ii) reduce the Commitments set forth on Schedule A to the Credit Agreement from $50,000,000 to $35,000,000.

         C. Subject to the representations and warranties of Borrower and upon the terms and conditions set forth in this Amendment, Lenders and Agent are willing to so amend the Credit Agreement.

                                    AGREEMENT

         NOW,  THEREFORE,   in  consideration  of  the  foregoing  Recitals  and
intending to be legally bound, the parties hereto agree as follows:

         SECTION 1.  AMENDMENTS.

                           1.1 Commitment.  The definition of  "Commitment"  set
forth in Section 1.1 of the Credit Agreement is amended by deleting Schedule A in its entirety and replacing such schedule with a new Schedule A in the form attached to this Amendment as Attachment I.

                           1.2  Commitment  Termination  Date. The definition of
"Commitment Termination Date" set forth in Section 1.1 of the Credit Agreement is deleted and replaced with the following:

                  "Commitment Termination Date" means December 2, 1997.

         2.       LIMITATIONS ON AMENDMENTS.

                  (a) The amendments set forth in Section 1, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document or (ii) otherwise prejudice any right or remedy which Lenders or Agent may now have or may have in the future under or in connection with any Loan Document.

                  (b) This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein waived or amended, are hereby ratified and confirmed and shall remain in full force and effect.

         3. REPRESENTATIONS AND WARRANTIES. In order to induce Lenders and Agent to enter into this Amendment, Borrower represents and warrants to each Lender and Agent as follows:

                  (a) Immediately after giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents (other than those which expressly speak as of a different date) are true, accurate and complete in all material respects as of the date hereof and (ii) no Default or Event of Default, or event which constitutes a Potential Event of Default, has occurred and is continuing;

                  (b) Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its Obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party;

                  (c) The articles of incorporation, bylaws and other organizational documents of Borrower delivered to each Lender as a condition precedent to the effectiveness of the Credit Agreement are true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

                  (d) The execution and delivery by Borrower of this Amendment and the performance by Borrower of its Obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party have been duly authorized by all necessary corporate action on the part of Borrower;

                  (e) The execution and delivery by Borrower of this Amendment and the performance by Borrower of its respective Obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not and will not contravene (i) any law or regulation binding on or affecting Borrower, (ii) the articles of incorporation, bylaws, or other organizational documents of Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower or (iv) any contractual restriction binding on or affecting Borrower;

                  (f) The execution and delivery by Borrower of this Amendment and the performance by Borrower of its Obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

                  (g) This Amendment has been duly executed and delivered by Borrower and is the binding Obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

         SECTION 4. REAFFIRMATION. Borrower hereby reaffirms its Obligations under each Loan Document to which it is a party.

         SECTION 5. EFFECTIVENESS. This Amendment shall become effective upon the last to occur of:

                  (a) The execution and delivery of this Amendment, whether the same or different copies, by each of Borrower, Lenders and Agent.

                  (b) The execution and delivery of the Acknowledgment of Amendment and Reaffirmation of Guaranty attached to this Amendment, by PLMI.

                  (c) The execution and delivery of an Assignment and Acceptance by each of Fleet Bank, N.A., as an Assignor Lender, FUNB, as an Assignee Lender, Borrowers and Agent, pursuant to which Fleet Bank, N.A. shall have assigned to FUNB all of its Commitments under the Credit Agreement, which assignment shall have been effected.

                  (d) Satisfaction, to the approval of Lenders and Agent, of all conditions precedent to the effectiveness of Amendment No. 3 to Second Amended and Restated Warehousing Credit Agreement dated as of the date hereof by and among the Growth Funds, FSI, Lenders and Agent.

                  (e) Satisfaction, to the approval of Lenders and Agent, of all conditions precedent to the effectiveness of Amendment No. 3 to Warehousing Credit Agreement dated as of the date hereof by and among AFG, Lenders and Agent.

         SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

         SECTION 7.CLAIMS, COUNTERCLAIMS, DEFENSES, RIGHTS OF SET-OFF. BORROWER HEREBY REPRESENTS AND WARRANTS TO AGENT AND EACH LENDER THAT IT HAS NO KNOWLEDGE OF ANY FACTS THAT WOULD SUPPORT A CLAIM, COUNTERCLAIM, DEFENSE OR RIGHT OF SET-OFF.

         SECTION 8. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWER           TEC ACQUISUB, INC.


                   By:
                         J. Michael Allgood
                         Chief Financial Officer


LENDERS            FIRST UNION NATIONAL BANK OF NORTH CAROLINA



                   By:
                   Printed Name:
                   Title:


AGENT              FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as Agent


                   By:
                   Printed Name:
                   Title:

156218 v1/SF
3cj#01!.DOC
                                  ATTACHMENT I

                              [Revised Schedule A]

                                   SCHEDULE A

                                   COMMITMENTS



     LENDER                     COMMITMENT                  PRO RATA SHARE

First Union National Bank       $35,000,000                   35/35 x 100%
  of North Carolina

                          ACKNOWLEDGEMENT OF AMENDMENT
                          AND REAFFIRMATION OF GUARANTY
                               (PLMI/Tec AcquiSub)


         SECTION 1. PLM International, Inc. ("PLMI") hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of this Amendment No. 4 to Amended and Restated Warehousing Credit Agreement ("Amendment").

         SECTION 2. PLMI hereby consents to this Amendment and agrees that its Guaranty of the Obligations of Borrower under the Credit Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of this Amendment or any other document or instrument delivered in connection herewith.

         SECTION 3. PLMI represents and warrants that, after giving effect to this Amendment, all representations and warranties contained in its Guaranty are true, accurate and complete as if made the date hereof.

GUARANTOR                                   PLM INTERNATIONAL, INC.


                                            By
                                                     J. Michael Allgood
                                                     Chief Financial Officer